Exhibit 10.4

EXECUTION COPY

AMENDMENT TO

ADDITIONAL CONSIDERATION AGREEMENT

This AMENDMENT TO ADDITIONAL CONSIDERATION AGREEMENT (this “Amendment”) is made as of April 15, 2013, by and among American West Potash LLC, a Delaware limited liability company (the “Company”), Apache County Land & Ranch, LLC, a Nevada limited liability company (“Apache”), and The Karlsson Group, Inc., an Arizona corporation (“Karlsson”), with respect to the following facts:

RECITALS

WHEREAS, the Company and Karlsson entered into that certain Additional Consideration Agreement dated as of August 1, 2012 (the “Original Agreement”);

WHEREAS, Prospect Global Resources, Inc., a Delaware corporation, Prospect Global Resources, Inc., a Nevada corporation, the Company and Karlsson entered into that certain Extension Agreement dated as of the date hereof (the “Extension Agreement”); and

WHEREAS, it is a condition to the effectiveness of the Extension Agreement that the Company and Karlsson amend the Original Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.              Amendment.

a.              Amendment to Parties. Apache is hereby added as a Party to the Original Agreement, and the definition of “Parties” is amended to include Apache as a Party, as well as the Company and Karlsson.

b.              Amendment to Exhibits.

i.      Exhibit A to the Original Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

ii.   Exhibit B to the Original Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

c.               Definition of AWP Area. The definition of “AWP Area” in the Original Agreement is hereby deleted and replaced in its entirety with the following:

“b. “AWP Area” means all real property where the Company or Apache County Land & Ranch, LLC, a Nevada limited liability company and a wholly-owned subsidiary of the Company (“Apache”), has leases, licenses and/or permits for mining purposes now or at any time in the future.”

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d.              Amendment to Section 3.

i.                  Section 3(a) of the Original Agreement is hereby deleted and replaced in its entirety with the following:

“In accordance with the terms and conditions of this Agreement, the Company hereby grants to Karlsson as additional consideration an amount equal to two percent (2%) of one hundred percent (100%) of the Gross Sales of all Authorized Minerals extracted and sold by the Company from the AWP Area (the “Additional Consideration”). An example of the calculation of the Additional Consideration is attached hereto as Exhibit “B”.

ii.               Section 3(d) of the Original Agreement is hereby deleted in its entirety and replaced with “[Intentionally Omitted]”.

iii.            Section 3(e) of the Original Agreement is hereby deleted and replaced in its entirety with the following:

“The Company and/or Apache may, in the good faith exercise of their reasonable discretion, modify and amend its existing leases applicable to the AWP Area to release portions of the AWP Area (the “Released Areas”) from such leases and/or replace such Released Areas with other real property owned by the applicable lessors (the “Replacement Areas”) on which the Company and/or Apache will in the immediate future conduct mining of Authorized Minerals and in connection therewith shall add any such Replacement Areas to the AWP Area and remove any such Released Areas from the AWP Area.”

e.               Amendment to Section 7(g). Section 7(g) of the Original Agreement is hereby deleted and replaced in its entirety with the following:

“g.   Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. The Company may not assign its rights and obligations hereunder without the prior written consent of Karlsson, which consent shall not be unreasonably withheld or delayed. Karlsson may assign this Agreement and its rights hereunder.”

2.              Miscellaneous.

a.              No Other Amendment. Except as expressly amended in this Amendment, all provisions of the Original Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Original Agreement.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Original Agreement, the provisions of this Amendment shall govern.

b.              Relation to Original Agreement.  This Amendment constitutes an integral part of the Original Agreement.  Upon the effectiveness of this Amendment, each reference in the Original Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import

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referring to the Original Agreement, shall mean and be a reference to the Original Agreement as amended hereby.

c.               Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

d.              Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

e.               Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to its principles of conflicts of law.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE COMPANY:

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

STATE OF CALIFORNIA

COUNTY OF                                                                             } SS.

On                                                                                                   before me,                                                                                                                       , personally appeared

personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Notary

APACHE:

APACHE COUNTY LAND & RANCH, LLC,
a Nevada limited liability company

By: American West Potash LLC
Its: Sole Member

By:	/s/ Damon Barber
Name:	Damon Barber
Title:	President, CEO and Secretary

STATE OF CALIFORNIA

COUNTY OF                                                                             } SS.

On                                                                                                   before me,                                                                                                                       , personally appeared

personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Notary

KARLSSON:

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:	/s/ Anders Karlsson
Name:	Anders Karlsson
Title:	President

STATE OF CALIFORNIA

COUNTY OF                                                                             } SS.

On                                                                                                   before me,                                                                                                                       , personally appeared

personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Notary

Amendment to Additional Consideration Agreement

Exhibit A

Exhibit “B”

American West Potash/Karlsson Group Royalty Calculation Example

Quarter Ending (Mo./Yr.)	Quarterly Weighted Average Sales Price per Ton of Potash	Potash Sold (tons)*	Gross Sales ($)*	Total Royalty Due (2%)*	Cumulative Royalty Paid ($)*
Mar-13	$494.33	1500.00	$741,500.00	$14,830.00	$14,830.00
Jun-13	$536.03	2290.00	$1,227,500.00	$24,550.00	$39,380.00
Sep-13	$506.04	2335.00	$1,181,595.00	$23,631.90	$63,011.90
Dec-13	$500.39	2250.00	$1,125,875.00	$22,517.50	$85,529.40

*Numbers in thousands